SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 27, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                           NEXTPATH TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                        5050 North 40th Street, Suite 340
                                Phoenix, AZ 85016
                    (Address of principal executive offices)

                                  602/224-0685
                               602/912-9595 (fax)
              (Registrant's telephone number, including area code)

                            15100 Central Avenue S.E.
                              Albuquerque, NM 87192

         (Former name and former address, if changed since last report)


         Nevada                     000-26425                    84-1402416
     (State or other               (Commission                (I.R.S. Employer
jurisdiction of incorporation      File Number)              Identification No.)


ITEM 5. OTHER EVENTS

RESIGNATION OF DAVID NUTTLE AND CHARLES GOURD
---------------------------------------------

On October 27, 2000, David Nuttle resigned as a Director of the Company in order
to   better   focus   on   the    certification   and    commercialization    of
microalgae-biodiesel and other matters.

On October 30, 2000, Charles Gourd resigned as a Director of the Company in order to better focus on his work for NextPath Environmental Services, Inc. and other matters.

RESIGNATION OF ROBERT WOODWARD
------------------------------

On November 1, 2000, Robert Woodward resigned as the Company's Chief Financial Officer. He will continue as a Director of the Company.

ELECTION OF KARY LEWIS
----------------------

On November 1, 2000, Kary Lewis was elected interim Chief Financial Officer, Secretary and Treasurer of the Company. Mr. Lewis, a CPA, was employed by Deloitte & Touche LLP from January, 1986 until June, 1997. Since March, 1997, Mr. Lewis has been the Vice President and Chief Financial Officer of Lewis Mechanical and Metalworks, Inc. located in Pocatello, Idaho ("Lewis Mechanical"). On August 4, 2000, the Company purchased the assets of the Industrial Division of Lewis Mechanical. Mr. Lewis is also the Vice President and Chief Financial Officer of NextPath Environmental Services, Inc., a wholly owned subsidiary of the Company, into which the assets of the Industrial Division of Lewis Mechanical were transferred as a result of the acquisition. Mr. Lewis graduated from Brigham Young University with a Bachelor of Science (Accounting) and a Masters of Taxation in 1985.

RELOCATION OF EXECUTIVE OFFICES
-------------------------------

Effective November 1, 2000, the Company's executive offices were relocated from Albuquerque, New Mexico to Phoenix, Arizona. The corporate offices are now located at 5050 North 40th Street, Suite 340, Phoenix, AZ 85016; telephone 602/224-0685; facsimile 602/912-9595.

ELECTION OF KENNETH UPTAIN UPON RESIGNATION OF JAMES WILSON
-----------------------------------------------------------

On November 9, 2000, Kenneth Uptain, the Company's Chairman of the Board, became the Company's President and Chief Executive Officer replacing James Wilson who resigned as President, Chief Executive Officer and a Director on November 4, 2000 for personal reasons. Mr. Uptain will remain Chairman of the Board.

ANNUAL MEETING
--------------

The Annual Meeting of Shareholders will be held at the Marriott Hotel, 3233 NW Expressway, Oklahoma City, Oklahoma on Tuesday, December 5, 2000 at 10:00 a.m. The Record Date for the meeting is October 23, 2000. Additional information will be provided to the shareholders.

EXCHANGE ACT FILINGS BY STEVEN W. MARTIN AND W.O.W. CONSULTING GROUP
--------------------------------------------------------------------

On August  23,  2000,  Steven W.  Martin  and W.O.W.  Consulting  Group  filed a
Schedule 13D with the Securities and Exchange Commission in which they reported that as of July 12, 1999, they beneficially owned 6,467,877 shares of the Company's Common Stock. They also reported that 6,267,877 of the shares were received for consulting services rendered.

On October 4,  2000,  Steven W.  Martin  and  W.O.W.  Consulting  Group  filed a
Schedule 13D/A with the Securities and Exchange Commission in which they reported that as of November 11, 1999, they beneficially owned 8,367,877 shares of the Company's Common Stock. Mr. Martin and W.O.W. Consulting Group reported that of the 8,367,877 shares, 6,467,877 shares were those reported on the
Schedule 13D filed August 23, 2000, and 1,900,000 shares were shares "which the Company has issued to W.O.W. Consulting Group, but for which a stock certificate has not been issued to W.O.W. Consulting Group."

On October 4, 2000, W.O.W. Consulting Group filed a Form 3 Initial Statement of Beneficial Ownership with the Securities and Exchange Commission in which it reported that as of November 11, 1999, it beneficially owned 8,367,877 shares of the Company's Common Stock.

The Company disputes that Mr. Martin and W.O.W. Consulting Group, as the case may be, are entitled to the 8,367,877 shares for which they claim beneficial ownership.

The Company is the plaintiff in NextPath Technologies, Inc. v. Steven W. Martin, d/b/a W.O.W. Consulting Group, Case No. CJ-2000-7898 in the District Court of Oklahoma County, State of Oklahoma, filed October 27, 2000. This is an action for declaratory judgment brought by the Company for the purpose of determining the duties and obligations of the Company with regard to a Consulting Agreement the Company entered into with W.O.W. Consulting Group, for breach of contract, and for rescission and cancellation of promissory notes of the Company held by the defendants. The Company alleges that without authorization of its Board of Directors, the defendant has been wrongfully issued 9,300,000 shares of the unregistered and restricted common stock of the Company having a market value at the date of issue of $84,293,750.00, as a retainer, for work alleged to have been performed and to be performed on behalf of the Company under the Consulting Agreement. The Company also alleges that if the defendant did any work on behalf of the Company, which the Company denies, it was not worth the value of the stock issued to the defendant. The Company also alleges that any and all promissory notes of the Company held by the defendant are null and void and unenforceable and should be rescinded and cancelled.

OTHER LEGAL PROCEEDINGS
-----------------------

        The Company is the plaintiff in the case of NextPath Technologies,  Inc.
v. James R. Ladd and Douglas A. McClain, Sr., Case No. CJ-2000-7917 in the District Court of Oklahoma County, State of Oklahoma, filed October 30, 2000. This is an action for breach of fiduciary duty and seeks actual and punitive damages. The Company alleges that from January, 1998 to March, 2000, while Mr. Ladd was the Company's Chairman of the Board and Chief Executive Officer, he engaged in a regular course of conduct in direct derogation of his fiduciary duties owed to the Company. The Company also alleges that from November, 1999 to March, 2000, while Mr. McClain was a director of the Company, he engaged in a regular course of conduct in direct derogation of his fiduciary duties owed to the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEXTPATH TECHNOLOGIES, INC.

                                         By:/s/ Kenneth Uptain
                                            ------------------------------------
                                            Kenneth Uptain, President, CEO
Date:  November 9, 2000